The
Advantage
Term Trust Inc.

Consolidated
Annual Report
December 31, 2001

     THE BLACKROCK ADVANTAGE TERM TRUST INC.
 CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
REPORT OF INVESTMENT ADVISOR

     January 31, 2002

Dear Shareholder:

    Economic activity slowed significantly during the year, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline by injecting fear and further uncertainty into an already weak economy. In response to the dramatic slowdown in the U.S. economy, the Federal Reserve Board aggressively lowered interest rates over the year. The Federal Open Market Committee (“FOMC”) cut interest rates eleven times in 2001 reducing interest rates by 4.75%, bringing the current Federal Funds rate to 1.75%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the domestic fixed income market posted positive returns over the year. As short-term interest rates declined faster than long-term interest rates over the year, the yield curve reached historically steep levels, making it a very attractive environment for leveraged bond funds. Because these funds borrow at short-term rates and invest in longer-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, economic indicators continue to suggest that inflation should remain benign, which should support high-quality fixed income securities, especially those with longer maturities.

     While still relatively weak, economic activity in the second half of the fourth quarter started to recover leading many consumers and investors to be hopeful of a V-shaped economic recovery. While we concur that some level of recovery is underway, we are more cautious than the consensus with regard to the magnitude and timing of the recovery. Our view is that any recovery this year will be moderate, as corporate profits will remain under pressure as a result of lower capital spending, excess capacity and lack of pricing power. Continued pressure on profits will likely lead to additional job cuts, which will create an even more difficult environment for consumers, given their already high level of debt. In addition, we expect sectors such as Corporates and Mortgages to perform well relative to Treasuries. In a slowly recovering economy, we expect capital stabilization rather than appreciation and therefore these securities will not only provide necessary income to the portfolios, but also the best total return opportunities.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust’s managers in addition to the Trust’s audited financial statements and a listing of the Portfolio’s holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chairman	President

     January 31, 2002

Dear Shareholder:

    We are pleased to present the consolidated audited annual report for The BlackRock Advantage Term Trust Inc. (“the Trust”) for the fiscal year ending December 31, 2001. We would like to take this opportunity to review the Trust’s stock price and net asset value (NAV) change, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BAT”. The Trust’s investment objective is to return $10 per share (its initial offering price) to shareholders on or shortly before December 31, 2005. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust invests in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agency securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust’s assets must be rated at least “BBB” by Standard & Poor’s or “Baa” by Moody’s at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust’s stock price and NAV:

	12/31/01	12/31/00	Change	High	Low

Stock Price	$11.15	$9.875	12.91%	$11.32	$9.875

Net Asset Value (NAV)	$11.64	$10.83	7.48%	$11.86	$10.83

10-Year Treasury Note	5.05%	5.11%	(1.17)%	5.51%	4.18%

The Fixed Income Markets

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 5.8% from a low of 3.9% in October of 2000, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board’s consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, “The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate.” During the year ended December 31, 2001 the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.75% bringing the current Fed Funds rate to 1.75%.

     Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve, as measured by the 2-year Treasury, fell sharply from 5.09% on December 31, 2000 to 3.02% on December 31, 2001. During the same period, however, yields on longer-term bonds remained relatively unchanged with 10-year Treasuries decreasing 6 basis points and 30-year Treasuries increasing 1 basis point. Despite longer-term yields remaining relatively unchanged, there was an increase in volatility in the marketplace due to anticipated Fed easing and increased supply (used to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001). On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does “not need the 30-year bond to meet [its] current financing needs.” On the news that the Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points.

     For the year, the Lehman Mortgage Index returned 8.17% versus 8.44% for the Lehman Aggregate Index. The beginning of 2001 saw the steepest yield curve since 1996, and, as the Federal Reserve continued to lower short-term rates throughout the year, refinancing activity surged toward historical highs. As a result of record backlog of refinancing application volume, we would expect refinancing to continue for several months regardless of changes in mortgage rates. Pass-through issuance continued to be very strong and with mortgage rates at multi-year lows, the supply of new mortgages should continue to be at historically high levels. Aside from low interest rates, both the record refinancing activity and the unprecedented volume of new mortgages can be attributed to strong home price appreciation in recent years. Given current market conditions, the mortgage-backed securities sector is benefiting from its combination of liquidity, credit quality, and yield pickup versus Treasuries.

     For the year, the Lehman U.S. Credit Index returned 10.40% versus 8.44% for the Lehman Aggregate Index. Although corporates were the worst performing investment grade sector in 2000 due to decreased earnings and signs of an economic slowdown, they experienced a significant bounce in 2001. Similarly, the worst performing sectors in 2000 rebounded from extremely depressed levels and were some of the best performers in 2001. These sectors included retailers, vehicle parts manufacturers, and insurers. Corporate bonds benefited from lower interest rates, improved liquidity, and an increased investor appetite for risk. While higher quality credits outperformed lower quality credits in 2000, triple-B rated corporate bonds outpaced higher quality issuers and long maturity issues outperformed shorter issues in 2001. The investment grade corporate bond universe significantly outperformed Treasuries by 2.56% in 2001 despite a difficult third quarter, including September, which went down on record as the second worst performing month ever for investment grade corporates. Investment grade corporates bounced back in the fourth quarter on the heels of equity price appreciation and better than expected economic data. Our outlook for the corporate bond market is favorable for 2002 as issuers are reducing capital expenditures, stock buybacks, and merger and acquisition activity, thereby improving their financial positions. However, the year-end rally in corporates may be due to expectations of a strong near-term economic recovery in 2002. Since we believe the economic turnaround will be more gradual, we remain cautious on the corporate sector, as we feel that yields versus Treasuries tightened prematurely. We believe that fundamental credit factors will drive performance going forward and look to maintain a portfolio of names with strong balance sheets that will weather the challenging storms ahead.

The Trust’s Portfolio and Investment Strategy

     BlackRock actively manages the Trust’s portfolio holdings consistent wth BlackRock’s overall market outlook and the Trust’s investment objective.

    The following charts compare the Trust’s asset composition and corporate credit quality allocations:

The BlackRock Advantage Term Trust Inc.

Composition	December 31, 2001	December 31, 2000

Zero-Coupon Bonds	55%	47%

Inverse Floating Rate Mortgages	10%	6%

Corporate Bonds	8%	9%

Interest-Only Mortgage-Backed Securities	8%	12%

Stripped Money Market Instrument	6%	5%

Taxable Municipal Bonds	5%	4%

Commercial Mortgage-Backed Securities	3%	3%

Agency Multiple Class Mortgage Pass-Throughs	2%	6%

Asset-Backed Securities	1%	1%

Mortgage Pass-Throughs	1%	2%

Principal-Only Mortgage-Backed Securities	1%	2%

Adjustable Rate Securities	—	2%

U. S. Government Securities	—	1%

	Rating % of Corporates

Credit Rating*	December 31, 2001	December 31, 2000

AA or equivalent	28%	16%

A or equivalent	39%	40%

BBB or equivalent	33%	44%

* Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.

     In accordance with the Trust’s primary investment objective of returning the initial offer price upon maturity, the Trust’s portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust’s termination date of December 31, 2005. Additionally, the Trust has been active in reducing positions in bonds with maturity dates or potential cash flows after the Trust’s termination date.

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objective. We thank you for your investment in The BlackRock Advantage Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Michael P. Lustig
Vice Chairman and Portfolio Manager	Managing Director and Portfolio Manager

The BlackRock Advantage Term Trust Inc.

Symbol on New York Stock Exchange:	BAT

Initial Offering Date:	April 27, 1990

Closing Stock Price as of 12/31/01:	$11.15

Net Asset Value as of 12/31/01:	$11.64

Yield on Closing Stock Price as of 12/31/01 ($11.15)[1]:	5.38%

Current Monthly Distribution per Share[2]:	$0.05

Current Annualized Distribution per Share[2]:	$0.60

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

The BlackRock Advantage Term Trust Inc.
Consolidated Portfolio of Investments
December 31, 2001

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		LONG-TERM INVESTMENTS—127.2%
		Mortgage Pass-Throughs—1.9%
		Federal Home Loan Mortgage Corp.,
	$692	6.50%, 9/1/25	$693,017
	84	9.50%, 1/01/05, 15 year	88,854
	4	Federal National Mortgage Association,
		9.50%, 7/01/20	4,205
	1,318	Government National Mortgage
		Association,
		8.00%, 12/15/26 - 7/15/27	1,380,019

		2,166,095

		Agency Multiple Class Mortgage
		Pass-Throughs—2.0%
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	777	Trust 1992-43, Class 43-E,
		4/25/22	810,465
	532	Trust 1992-129, Class 129-J,
		7/25/20	531,139
	1,444	Trust 1993-193, Class 193-E,
		9/25/23	852,528

		2,194,132

		Non-Agency Multiple Class
		Mortgage Pass-Throughs—0.4%
AAA	415	Citicorp Mortgage Securities, Inc.,
		Trust 1998-3, Class 3-A6,
		5/25/28	423,001

		Inverse Floating Rate
		Mortgages—13.3%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	807	Series 1414, Class 1414-S,
		11/15/07	877,923
	217	Series 1490, Class 1490-SE,
		4/15/08	238,994
	521	Series 1537, Class 1537-SB,
		6/15/08	532,349
	1,671	Series 1601, Class 1601-SD,
		10/15/08	1,717,041
	736	Series 1635, Class 1635-P,
		12/15/08	768,234
	58	Series 1655, Class 1655-SB,
		12/15/08	61,142
	37	Series 1727, Class 1727-LB,
		5/15/24	37,374
	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	$1,665	Trust 1992-190, Class 190-S,
		11/25/07	$2,070,432
	88	Trust 1992-192, Class 192-SB,
		11/25/07	90,635
	301	Trust 1993-179, Class 179-SP,
		4/25/21	312,859
	1,184	Trust 1993-209, Class 209-SG,
		8/25/08	1,184,988
	1,376	Trust 1993-214, Class 214-S,
		12/25/08	1,418,358
	1,427	Trust 1993-214, Class 214-SL,
		12/25/08	1,346,219
	470	Trust 1993-221, Class 221-SA,
		3/25/08	503,251
	800	Trust 1993-224, Class 224-SE,
		11/25/23	813,565
AAA	2,766	Sears Mortgage Securities Corp.,
		Series 1993-7, Class 7-S3,
		4/25/08	2,738,755

			14,712,119

		Interest Only Mortgage-Backed
		Securities—9.7%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	6,770	Series 194, Class 194-IO,
		4/01/28	1,629,642
	7	Series 1543, Class 1543-VU,
		4/15/23	118,394
	1,738	Series 1588, Class 1588-PM,
		9/15/22	127,784
	647	Series 1880, Class 1880-DA,
		3/15/08	37,816
	6,832	Series 1989, Class 1989-SL,
		5/15/08	246,582
	6,832	Series 1989, Class 1989-SM,
		5/15/08	766,431
	2,596	Series 2097, Class 2097-PY,
		12/15/19	213,363
	3,220	Series 2115, Class 2115-IA,
		11/15/10	222,394
	3,562	Series 2130, Class 2130-PF,
		4/15/11	367,285
	4,503	Series 2301, Class 2301-IL,
		11/15/20	534,731

See Notes to Consolidated Financial Statements.

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		Interest Only Mortgage-Backed
		Securities (cont’d)
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	$1,194	Trust 1993-188, Class 188-VA,
		3/25/13	$100,745
	2,091	Trust 1993-194, Class 194-PV,
		6/25/08	217,280
	946	Trust 1993-223, Class 223-PT,
		10/25/23	104,991
	3,595	Trust 1996-24, Class 24-SG,
		3/25/08	529,198
	2,558	Trust 1997-80, Class 80-PD,
		3/18/21	73,549
	6,755	Trust 1997-84, Class 84-PJ,
		1/25/08	763,629
	1,988	Trust 1998-43, Class 43-YJ,
		7/18/28	64,606
	180	Trust 1998-44, Class 44-JI,
		8/20/17	862
	9,343	Trust 1998-51, Class 51-SP,
		9/25/28	442,322
	9,161	Trust 1998-61, Class 61-S,
		12/25/08	498,149
	13,757	Trust 1999-35, Class 35-LS,
		2/25/22	705,021
	9,051	Trust 1999-52, Class 52-TS,
		5/25/22	340,832
		Government National Mortgage
		Association,
	1,224	Trust 1998-24, Class 24-IB,
		5/20/23	100,572
	2,974	Trust 1999-17, Class 17-PF,
		10/16/25	347,676
	10,561	Trust 1999-25, Class 25-SL,
		7/20/29	976,889
	656	Trust 2000-7, Class 7-IB,
		6/16/25	120,173
		Residential Funding Mortgage
		Securities, Inc.,
	20,023	Series 1998-S19, Class A-8,
		8/25/28	81,345
	135,000	Series 1999-S14, Class I-A16,
		6/25/29	970,313

			10,702,574

		Principal Only Mortgage-Backed
		Securities—1.4%
AAA	27	Collateralized Mortgage
		Obligation Trust, Trust 29, Class A,
		5/23/17	23,094
	833	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 2242, Class 2242-BP,
		2/15/29	768,230
	Principal
Rating*	Amount			Value
(Unaudited)	(000)		Description	(Note 1)

	$1,406		Federal National Mortgage Association,
			REMIC Pass-Through Certificates,
			Trust 1993-225, Class 225-ME,
			11/25/23	$803,177

				1,594,501

			Commercial Mortgage-Backed
			Securities—4.1%
BBB	1,000		DLJ Mortgage Acceptance Corp.,
			Series 1997-CF1, Class B-1,
			7.91%, 5/15/30**	980,746
			Merrill Lynch Mortgage Investors, Inc.,
AA+	1,000		Series 1995-C1, Class D,
			7.654%, 5/25/15	1,001,250
BBB	500		Series 1996-C1, Class D,
			7.42%, 4/25/28	515,146
AAA	2,000		New York City Mortgage Loan Trust,
			Multifamily, Series 1996, Class A-2,
			6.75%, 6/25/11**	2,025,000

				4,522,142

			Asset-Backed Securities—0.8%
AAA	800		Chase Credit Card Master Trust,
			Series 1997-5, Class A,
			6.19%, 8/15/05	826,875
NR	401	†	Global Rated Eligible Asset Trust,
			Series 1998-A, Class A-1,
			7.33% 9/15/07**/***	48,071
NR	858	†	Structured Mortgage Asset
			Residential Trust,
			Series 1997-3,
			8.57%, 4/15/06@@/***	64,352

				939,298

			U.S. Government &
			Agency Securities—0.6%
	470		Small Business Administration,
			Series 1998-10A, Class 10A-1,
			6.12%, 2/01/08	477,436
	190		United States Treasury Notes,
			4.25%, 5/31/03	194,602

				672,038

			Zero Coupon Bonds—69.3%
	12,407		Aid to Israel,
			2/15/05 - 8/15/05	10,614,056
			Government Trust Certificates,
	5,220		Class 2-F, 5/15/05	4,489,670
	13,760		Class T-1, 5/15/05	11,834,838
	22,926	@	Resolution Funding Corp.,
			7/15/05	19,795,913
	11,026	@	Financing Corp.,
			12/06/05	9,205,166
	6,216	@	Tennessee Valley Authority,
			11/01/05	5,262,776
	18,000	@	United States Treasury Strip,
			8/15/05	15,463,800

			76,666,219

See Notes to Consolidated Financial Statements.

Principal
Rating*	Amount			Value
(Unaudited)	(000)		Description	(Note 1)

			Taxable Municipal Bonds—6.0%
AAA	$1,000		Alameda County California
			Pension Obligation,
			Zero Coupon, 12/01/05	$823,530
AAA	1,000		Alaska Energy Power Auth. Rev.,
			Zero Coupon, 7/01/05	878,640
Aaa	1,266		Kern County California
			Pension Obligation,
			Zero Coupon, 2/15/02 - 8/15/05 .	1,079,021
			Long Beach California
			Pension Obligation,
AAA	1,272		Zero Coupon, 3/01/02 - 9/01/05 .	1,081,483
AAA	500		7.09%, 9/01/09	535,890
			Los Angeles County California
			Pension Obligation,
AAA	1,237		Zero Coupon, 6/30/02 - 6/30/05 .	1,056,712
AAA	1,000		8.62%, Series A, 6/30/06	1,130,720

				6,585,996

			Corporate Bonds—9.8%
			Finance & Banking—3.7%
A3	1,000	@	American Savings Bank,
			6.625%, 2/15/06**	1,069,375
AA+	1,900		PaineWebber Group, Inc.,
			7.875%, 2/15/03	2,000,396
AA-	1,000		Salomon Smith Barney Holding, Inc.,
			6.75%, 1/15/06	1,060,530

				4,130,301

			Insurance—0.9%
A+	1,278		Equitable Life Assurance Society USA,
			Zero Coupon,
			6/01/02 - 12/01/05**	1,056,748

			Transportation—1.4%
Baa2	1,772		Union Pacific Corp.,
			Zero Coupon,
			5/01/02 - 5/01/05**	1,494,775

			Telecommunications—1.9%
A	1,000		Alltel Corp.,
			7.50%, 3/01/06	1,049,630
BBB+	1,000		TCI Communications, Inc.,
			8.25%, 1/15/03	1,046,290

				2,095,920

			Yankee—1.9%
BBB	1,000		Empresa Electric Guacolda SA,
			7.95%, 4/30/03**	1,050,320
A-	1,000		Israel Electric Corp., Ltd.,
			7.25%, 12/15/06**	1,042,510

				2,092,830

			Total corporate bonds	10,870,574

Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		Stripped Money Market
		Instrument—7.9%
	$10,000	Vanguard Prime Money
		Market Portfolio,
		12/31/04	$8,703,000

		Collateralized Mortgage
		Obligation Residuals***—0.0%
	10	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 1035, Class 1035-R,
		1/15/21	42,500

		Total long-term Investments
		(cost $125,425,055)	140,794,189

		SHORT-TERM INVESTMENT—4.1%
		Discount Note
	4,500	Federal Home Loan Bank,
		1.47%, 1/02/02
		(amortized cost $4,499,816)	4,499,816

		Total investments—131.3%
		(cost $129,924,871)	145,294,005

		Liabilities in excess of other
		assets—(31.3)%	(34,609,407)

		Net Assets—100%	$110,684,598

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***	Illiquid securities representing 0.14% of net assets.
@	Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@	Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $75,655.
†	Security is fair valued. (Note 1) KEY TO ABBREVIATION: REMIC — Real Estate Mortgage Investment Conduit See Notes to Consolidated Financial Statements. 7

The BlackRock Advantage Term Trust Inc.
Consolidated Statement of Assets and Liabilities
December 31, 2001

Assets
Investments, at value (cost $129,924,871)
(Note 1)	$145,294,005
Cash	144,162
Interest receivable	856,842
Other assets	19,365

146,314,374

Liabilities
Reverse repurchase agreements (Note 4)	34,499,750
Dividends payable	475,504
Investment advisory fee payable (Note 2)	45,812
Interest payable	35,288
Deferred directors fees (Note 1)	11,653
Administration fee payable (Note 2)	7,325
Due to broker-variation margin (Notes 1 & 3)	2,436
Other accrued expenses	552,008

35,629,776

Net Assets	$110,684,598

Net assets were comprised of:
Common stock, at par (Note 5)	$95,107
Paid-in capital in excess of par	86,623,272

86,718,379
Undistributed net investment income	8,811,126
Accumulated net realized gain	168,119
Net unrealized appreciation	14,986,974

Net assets, December 31, 2001	$110,684,598

Net asset value per share:
($110,684,598 ÷ 9,510,667 shares of
common stock issued and outstanding)	$11.64

The BlackRock Advantage Term Trust Inc.
Consolidated Statement of Operations
Year Ended December 31, 2001

Net Investment Income
Income
Interest earned (net of interest expense
of $1,760,510)	$10,836,544

Operating expenses
Investment advisory	540,742
Administration	86,519
Reports to shareholders	93,000
Custodian	73,000
Independent accountants	45,000
Directors	35,000
Legal	33,000
Transfer agent	31,000
Registration	24,000
Miscellaneous	33,496

Total operating expenses	994,757

Net investment income before excise tax	9,841,787
Excise tax	352,000

Net investment income	9,489,787

Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on:
Investments	(2,446)
Foreign currency	(12,589)
Swaps	(65,520)
Futures	(985,308)

(1,065,863)

Net change in unrealized appreciation
(depreciation) on:
Investments	5,063,794
Swaps	(11,601)
Futures	(95,917)

4,956,276

Net gain on investments	3,890,413

Net Increase In Net Assets
Resulting from Operations	$13,380,200

See Notes to Consolidated Financial Statements.

The BlackRock Advantage Term Trust Inc.
Consolidated Statement of Cash Flows
Year Ended December 31, 2001

Reconciliation of Net Increase in Net Assets
  Resulting From Operations to Net Cash
  Flows Provided by Operating Activities

Net increase in net assets resulting
from operations	$13,380,200

Decrease in investments	9,970,757
Increase in other accrued expenses	179,523
Decrease in receivable for investments sold	33,850
Decrease in due to broker-variation margin	(14,501)
Decrease in interest receivable	158,455
Increase in other assets	(15,811)
Decrease in interest payable	(309,261)
Net realized loss	1,065,863
Increase in unrealized appreciation for
swap contracts	11,601
Increase in unrealized appreciation	(4,956,276)

Total adjustments	6,124,200

Net cash flows provided by operating activities	$19,504,400

Increase (Decrease) in Cash
Net cash flows provided by operating activities. .	$19,504,400

Cash flows used for financing activities:
Decrease in reverse repurchase agreements . .	(13,761,911)
Cash dividends paid	(5,705,176)

Net cash flows used for financing activities	(19,467,087)

Net increase in cash	37,313
Cash at beginning of year	106,849

Cash at end of year	$144,162

The BlackRock Advantage Term Trust Inc.

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Increase (decrease)
in Net Assets

Operations:
Net investment income	$9,489,787	$5,631,279

Net realized loss	(1,065,863)	(240,333)

Net change in unrealized
appreciation	4,956,276	7,881,662

Net increase in net assets
resulting from operations . .	13,380,200	13,272,608
Dividends from net
investment income	(5,705,176)	(5,706,095)

Total increase	7,675,024	7,566,513

Net Assets
Beginning of year	103,009,574	95,443,061

End of year (including
undistributed net investment
income of $8,811,126
and $4,674,515, respectively) .	$110,684,598	$103,009,574

See Notes to Consolidated Financial Statements.

The BlackRock Advantage Term Trust Inc.
Consolidated Financial Highlights

	Year Ended December 31,

	2001	2000	1999	1998	1997

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.83	$10.04	$11.07	$10.60	$10.10

Net investment income (net of interest expense
of $0.19, $0.31, $0.26, $0.28 and $0.26, respectively)	1.00	.59	.59	.68	.76
Net realized and unrealized gain (loss)
on investments	41.80		(1.02)	.41	.36

Net increase (decrease) from investment operations	1.41	1.39	(.43)	1.09	1.12

Dividends from net investment income	(.60)	(.60)	(.60)	(.62)	(.62)

Net asset value, end of year*	$11.64	$10.83	$10.04	$11.07	$10.60

Market value, end of year*	$11.15	$9.88	$9.06	$9.81	$9.38

TOTAL INVESTMENT RETURN†	19.44%	16.28%	(1.58)%	11.03%	15.79%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses	92%	.88%	.91%	.91%	.88%
Operating expenses and interest expense	2.55%	3.90%	3.37%	3.52%	3.39%
Operating expenses, interest expense and excise tax	2.87%	4.06%	3.60%	3.71%	3.52%
Net investment income	8.78%	5.72%	5.58%	6.23%	7.47%

SUPPLEMENTAL DATA:
Average net assets (000)	$108,142	$98,368	$100,534	$103,812	$97,493
Portfolio turnover	17%	17%	9%	11%	31%
Net assets, end of year (000)	$110,685	$103,010	$95,443	$105,238	$100,833
Reverse repurchase agreements outstanding,
end of year (000)	$34,500	$48,262	$47,039	$50,051	$48,275
Asset coverage††	$4,208	$3,134	$3,029	$3,103	$3,089
*	Net asset value and market value are published in Barron’s each Saturday and The Wall Street Journal each Monday.
†	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

††	Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s shares.

See Notes to Consolidated Financial Statements.

The BlackRock Advantage Term Trust Inc.
Notes to Consolidated Financial Statements

Note 1. Organization & Accounting Policies

The BlackRock Advantage Term Trust Inc. (the “Trust”), a Maryland corporation, is a diversified, closed-end management investment company. The Trust’s investment objective is to return $10 per share to investors on or shortly before December 31, 2005. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust’s investment objective will be achieved.

     On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BAT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust’s Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Directors. At December 31, 2001 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	Market value of investment securities, other assets and liabilities—at the closing daily rates of exchange.
(ii)	Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of the fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Interest Rate Swaps: The trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time or the notional amounts may differ.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively “hedge” more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio’s duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may bor0r1ow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the year ended December 31, 2001.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains or losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $352,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc., (the “Advisor”), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC (“PI”), (formerly known as Prudential Investments Fund Management LLC), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.50% of the Trust’s average weekly net assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.08% of the Trust’s average weekly net assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments and dollar rolls, for the year ended December 31, 2001 aggregated $34,670,963 and $24,837,346, respectively.

     The Trust may invest up to 85% of its net assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”). At December 31, 2001, the Trust held 8% of its net assets in restricted securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust’s investments at December 31, 2001 was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $15,309,294 (gross unrealized appreciation—$16,140,576, gross unrealized depreciation—$831,282).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2001 of approximately $180,000, of which $98,000 expires in 2005 and $82,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     The Trust elected, for United States federal income tax purposes, to treat net long-term capital losses of approximately $261,500 incurred in the two months ended December 31, 2001 as having been incurred in the fiscal year ending December 31, 2002.

     Details of open financial future contracts at December 31, 2001 are as follows:

				Value at
Number of		Expiration	Value at	Dec. 31,	Unrealized
Contracts	Type	Date	Trade Date	2001	Depreciation

Short
position:
100	Eurodollar	March 2002	$9,420,340	$9,802,500	$382,160

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2001 was approximately $41,208,030 at a weighted average interest rate of approximately 4.24%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 2001 was $50,137,155 as of January 31, 2001 which was 34.3% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the year ended December 31, 2001.

Note 5. Capital

     There are 200 million shares of $.01 par value common stock authorized. Of the 9,510,667 shares outstanding at December 31, 2001, the Advisor owned 10,667 shares.

THE BLACKROCK ADVANTAGE TERM TRUST INC.
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of
The BlackRock Advantage Term Trust Inc.

     We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The BlackRock Advantage Term Trust Inc. (the “Trust”) as of December 31, 2001, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of The BlackRock Advantage Term Trust Inc. as of December 31, 2001, and the consolidated results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 8, 2002

THE BLACKROCK ADVANTAGE TERM TRUST INC.
TAX INFORMATION

     We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended December 31, 2001.

     During the fiscal year ended December 31, 2001, the Trust paid dividends of $0.60 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2001 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 2001 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2002.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

ADDITIONAL INFORMATION

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

THE BLACKROCK ADVANTAGE TERM TRUST INC.

DIRECTOR INFORMATION

Independent Directors

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh	Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55	Age: 64	Age: 53

Current positions held
with the Funds	Lead Director	Director	Director	Director

Term of office and length	3 years2 / since	3 years2 / since	3 years2 / since	3 years2 / since
of time served	inception[3]	8/11/94	inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer	Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a	President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership	Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.	Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John	Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government	tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.	Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for	Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).	Savings.	editor of several books
		Formerly Partner (principal) of		on fixed income portfolio
		McKinsey & Company, Inc. (1980-		management. Visiting
		1988). Former Executive Director of		Professor of Finance and
		Federal Cash Management, White		Accounting at the Sloan
		House Office of Management and		School of Management,
		Budget (1977-1979). Co-author, THE		Massachusetts Institute
		WINNING PERFORMANCE (best		of Technology from
		selling management book published in		1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,	Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes	owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and	securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).	designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont Group	institutions).
	AirBorne Express, BankAmerica	and The Guardian Life Insurance Com-
	Corporation (Bank of America),	pany of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines)

For “Interested Director”

Relationships, events or
transactions by reason of
which the director is an
interested person as defined in
Section 2(a)(19)(1940 Act)

1 Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.
 2 The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three year term concurrent with the class from which he is elected
 3 Commencement of investment operations 4/27/1990.
 4 The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

THE BLACKROCK ADVANTAGE TERM TRUST INC.
DIRECTOR INFORMATION

Independent Directors	(continued)	Interested Directors[1]

James Clayburn Laforce, Jr.	Walter F. Mondale	Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546	345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10154	New York, NY 10154
Age: 73	Age: 74	Age: 49	Age: 51

Director	Director	Chairman of the Board	President and Director

3 years2 / since	3 years2 / since inception to	3 years2 / since inception[3]	3 years2 / since inception[3]
6/19/92	8/12/93[3] and 4/15/97 to present

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,	Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December	BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September	and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
Cafornia since July 1, 1993.	1987-August 1993).	entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador	Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).	Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of	Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.	Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney	Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of	and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984	Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for	closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United	Advisors, Inc. acts as investment advisor.
States.

29[4]	29[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines	President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.	BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director of
Investment Trust, Provident		Director of Anthracite Capital, Inc., a Director	several of BlackRock's alternative investment
Investment Counsel Funds,		of BlackRock’s offshore funds and several of	vehicles. Currently, a Member of the
Timken Company, and Trust for		BlackRock’s alternative investment vehicles	Visiting Board of Overseers of the John F.
Investment Managers.		and Chairman of the Board of Nomura	Kennedy School of Government at Harvard
		BlackRock Asset Management Co., Ltd.	University, the Financial Institutions Center
		Currently, Co-Chairman of the Board of	Board of the Wharton School of the University
		Trustees of Mount Sinai-New York University	of Pennsylvania, a Trustee of Trinity School
		Medical Center and Health System and a	in New York City and a Trustee of New Visions
		Member of the Board of Phoenix House.	for Public Education in New York City.
Formerly, a Director of Pulte Corporation and
a Member of Fannie Mae’s Advisory Council.

		Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

THE BLACKROCK ADVANTAGE TERM TRUST INC.
INVESTMENT SUMMARY

The Trust’s Investment Objective

The BlackRock Advantage Term Trust Inc.’s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005.

Who Manages the Trust?

BlackRock Advisors, Inc. (the “Advisor”) manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher (“AAA”, “AA”, “A” or “BBB”). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Advisor’s Investment Strategy?

The Advisor will seek to meet the Trust’s investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or shortly before at December 31, 2005. The Advisor will implement a conservative strategy that will seek to closely match the expected maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust’s termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust and retaining a portion of its income each year.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust’s maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust’s primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust’s income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the fund through the Trust’s transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline in a rapidly rising rate environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust’s assets.

Interest-Only Securities (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody’s.

Inverse Floating Rate Mortgage-Backed Securities: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BAT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S. Securities. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trust’s Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

THE BLACKROCK ADVANTAGE TERM TRUST INC.

GLOSSARY

Adjustable Rate Mortgage-Backed Securities (ARMs): Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities: Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Commercial Mortgage Backed Securities (CMBS): Mortgage-backed securities secured or backed by mortgage loans on commercial properties.

Discount: When a Trust’s net asset value is greater than its stock price the Trust is said to be trading at a discount.

Dividend: Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment: Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC’s authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA’s authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA’s obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities: Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC.

Interest-Only Securities: Mortgage securities including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

Inverse-Floating Rate Mortgage: Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

Market Price: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls: A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the “roll” period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs: Mortgage-backed securities issued by FNMA, FHLMC, GNMA or FHA.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal on Monday.

Principal-Only Securities: Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

Project Loans: Mortgages for multi-family, low- to middle-income housing.

Premium: When a Trust’s stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals: Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements: In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage-Backed Securities: Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO’s and PO’s are examples of strips.

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary
Investment Advisors
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-IBFM
Independent Accountants
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Legal Counsel – Independent Directors
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022
This report is for shareholder information. This is not a
prospectus intended for use in the purchase or sale of any
securities.
Statements and other information contained in this report
are as dated and are subject to change.

The BlackRock Advantage Term Trust Inc.
c/o Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 227-7BFM

Printed on recycled paper                   09247A-10001